UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 22, 2010
Date of Report (Date of earliest event reported)

GTJ REIT, INC.
(Exact name of registrant as specified in its Charter)

Maryland	0001368757	20-5188065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Merrick Road
Lynbrook, NY 11563
(Address of principal executive offices) (Zip Code)

(516) 881-3535
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  On November 22, 2010, GTJ REIT, Inc. (the “Company”) was notified by David M. Jang, a director of the Company, that Mr. Jang intends to resign from the Company’s Board of Directors, effective as of December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2010	GTJ REIT, INC.

By: /s/ David J. Oplanich
David J. Oplanich
Chief Financial Officer